UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011 (August 9, 2011)

III to I Maritime Partners Cayman I, L.P.
(Exact name of Registrant as specified in its charter)

Cayman Islands	000-53656	98-0516465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5580 Peterson Lane Suite 155 Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 392-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In accordance with the Securities and Exchange Commission’s (“SEC”) “Plain English” guidelines, this Current Report on Form 8-K (this “Form 8-K”) has been written in the first person.  In this document, the words “we,” “our,” “ours” and “us” refer only to III to I Maritime Partners Cayman I, L.P. and its consolidated subsidiaries or to III to I Maritime Partners Cayman I, L.P. or an individual subsidiary and not to any other person.

Item 5.02                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 9, 2011, Jason M. Morton, who served as the Chief Financial Officer of our general partner, III to I International Maritime Solutions, Inc. (“General Partner”), and who also served as a director of our General Partner, resigned.

Effective August 12, 2011, Michelle K. Baird was elected to serve as a director of our General Partner, and was appointed Chief Financial Officer. Ms. Baird, 44, is a certified public accountant registered in the State of Texas and a graduate of the University of Texas in Arlington where she received a Bachelor of Arts in Economics in 1989.  Ms. Baird has been an officer of Dental Community Management, Inc. since January 2008, and holds a two percent interest in the owner of our General Partner.  Prior to such time, Ms. Baird served as Director of Tax & Audit for III to I Financial Management Research, L.P. from November 2006 to December 2007, and prior to that time was an employee of Cain Watters & Associates, P.C. for nine years.

DCMI, which is owned in part by Ms. Baird, is an entity with which we entered into a service agreement effective January 1, 2008 to perform administrative and professional services (“Services Agreement”).  The Services Agreement was amended and restated in June 2008 and January 2009.  Pursuant to the most recent amended and restated Services Agreement, the term of such agreement ends on December 31, 2013, with automatic one-year renewal periods thereafter.  Under the Services Agreement, DCMI provides us various general and administrative services, such as technical, commercial, regulatory, financial, accounting, treasury, tax and legal staffing and related support services, for a monthly fixed administrative fee of $100,000.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

III to I Maritime Partners Cayman I, L.P.
(Registrant)

	By:	III to I International Maritime Solutions Cayman, Inc.
Its General Partner
	By:	/s/ Darrell W. Cain
Darrell W. Cain
Director and Chief Executive Officer
(Duly authorized to sign this report on behalf of the Registrant)
Date: August 15, 2011